UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 21, 2012

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

PA	000-23777	23-2939222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On February 21, 2012, the Board of Directors (the “Board”) of Penseco Financial Services Corporation (“the Company”) adopted amended and restated bylaws of the Company, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (as so amended and restated, the “Amended Bylaws”). The Amended Bylaws were adopted as part of a review of the Company’s governing documents and were effective upon adoption. The Amended Bylaws provide, among other things, for:

•	the allocation of responsibility for certain tasks relating to annual meetings of the Company’s shareholders to the officer presiding over such meeting;

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the annual election of a chairman of the Board, as well as a description of such chairman’s duties and repsonsibilities (which in some instances include duties and responsibilities formerly allocated to the Company’s President);

•	the ability of the Board to elect a vice chairman;

•	director attendance via telephone at meetings of the Board;

•	authorization for the chairman of the Board, or any other properly authorized officer, to vote the Company’s securities on behalf of the Company;

•	removal of the executive committee as a mandatory standing committee of the Board (although the Board will nevertheless be entitled to provide for such a committee in its discretion);

•	alignment of the Board standing committee descriptions with the current charters of such standing committees; and

•	use of uncertificated shares.

In addition, on February 23, 2012, the Company filed articles of amendment to its articles of incorporation with the Department of State of the Commonwealth of Pennsylvania, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K (the “Amendment”). The Amendment was approved by the Board at its February 21, 2012 meeting and was effective upon filing. The Amendment provides for the use of uncertificated shares, as may be determined by the Board from time to time.

The foregoing descriptions of the Amended Bylaws and the Amendment are qualified in their entirety by reference to the full text of the Amended Bylaws and the Amendment, as filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d.)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Penseco Financial Services Corporation, effective February 21, 2012.

3.2	Articles of Amendment to the Articles of Incorporation of Penseco Financial Services Corporation, effective February 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Craig W. Best
Craig W. Best President and CEO (Principal Executive Officer)

Date: February 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Penseco Financial Services Corporation, effective February 21, 2012.

3.2	Articles of Amendment to the Articles of Incorporation of Penseco Financial Services Corporation, effective February 23, 2012.

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